“Transforming the Company & Accelerating its Growth” June 1, 2012

Forward Looking Statements This presentation may contain forward - looking statements within the meaning of the safe harbor provisions of the Securities Litigation Reform Act of 1995. Terms such as “expect,” “believe,” ”continue,” “going forward,” and “grow,” as well as similar comments, are forward - looking in nature. Actual results may differ from these forward - looking statements and the Company can give no assurances that such expectations can be attained. Factors that could cause actual results to differ materially from the Company’s expectation include: the Company’s ability to successfully integrate and operate the Udi’s business and realize the expected benefits of the Udi’s acquisition; potential changes to future tax rates; the possibility that the transaction may not be consummated in a timely manner, or at all, including as a result of difficulty obtaining required regulatory approvals or third party consents; unexpected costs, charges, liabilities, or expenses resulting from the transaction; the cost of financing the transaction may be greater than the Company anticipates; potential adverse reactions or changes in business relationships resulting from the announcement or completion of the transaction; the possibility that Udi's growth may occur at a rate less than the Company anticipates; and those other risks and uncertainties set forth in the Company’s filings with the SEC and its press release announcing the transaction. 2

Acquisition Consistent with Corporate Vision Create a health & wellness innovation platform that builds brands targeted at highly motivated consumer need states. Fuel growth through new science/products, channels and brands. 3

Investment Summary • Udi’s acquisition will be transformational for Smart Balance, as it diversifies the Company’s portfolio of health and wellness brands, positions it as a leader in gluten - free , and accelerates its growth • The gluten - free industry has phenomenal growth and is very strategic to Smart Balance’s vision • Udi’s is complementary to Glutino. Udi’s has done an exceptional job building a leading position in the bread & baked goods categories (categories for those avoiding gluten) and Glutino has a leading position in snacks and grocery • For 2013, we expect the transaction to be accretive to cash EPS* • The Company has identified future growth opportunities and cost synergies 4 * Cash EPS is defined as GAAP EPS plus incremental amortization of intangibles and depreciation related to the Udi’s transactio n.

Transaction Highlights 5 ▪ Smart Balance has signed a definitive agreement to acquire Udi's Healthy Foods, LLC (Udi’s) from Hubson Acquisition, LLC, an affiliate of E&A Industries, the family of founder, Udi Bar - on, and other minority holders for $125 million (1) in cash – The acquisition will be treated as an asset purchase for tax purposes – As a result, the company expects to realize future cash tax benefits with a PV of approximately $22 million (2) resulting in an effective purchase price of approximately $103 million – Effective purchase price represents ~11.0x based on Last Quarter Annualized Adjusted EBITDA of $9.4 million ▪ The acquisition, as well as a refinancing of existing outstanding debt, will be financed with the proceeds of a new $280 million senior secured credit facility – Includes a $40 million revolving credit facility ▪ At the close of the acquisition, the Company expects its long - term debt to be approximately $240 million and pro forma adjusted leverage to be approximately 4.4x ▪ Smart Balance expects the transaction to close in July ▪ Company expects to be able to provide the financial outlook for Udi’s in connection with the Q2 - 12 Earnings Report (1) Subject to normal working capital and other adjustments. (2) Assumes tax rate of 40% for 15 years and an 11% WACC

$19.6 $53.2 $60.9 $72.4 $2.3 $5.8 $7.2 $9.4 2010 2011 LTM Q1-12 Annualized Rudi's 9% Other 21% Ener G Foods 6% Schar 7% Food for Life 8% French Meadow 2% Business Overview 6 ▪ A leading brand in the gluten - free bread and baked goods categories ▪ Distributes to both conventional and natural retail channels across the United States – Natural channel comprises 59% of gross sales – Conventional channel comprises 39% of gross sales – Entered foodservice in spring 2011 (2% of gross sales ) Financial Performance (in $mm) (1) Bread & Baked Goods Share (2) ▪ 83% of Gross Sales comprised of bread and other bakery products, such as cookies, buns and muffins ▪ Also offers other gluten - free products, such as pizza and granola, for a total of 46 SKUs across product categories Products (1) Not full year 2010 results. Represents sales and Adj. EBITDA post previous owner acquisition date of April 9, 2010. (2) Share of dollar volume, per SPINS, for the 4 week period ended December 24, 2011. Grocery and Natural channels combined. EBITDA Net Sales 47%

Transaction Rationale 7 x Diversifies our health & wellness portfolio x Positions Smart Balance as a leader in gluten - free x Complementary to Glutino, which we acquired in August of 2011: – Udi’s is a leader in gluten - free bread & baked goods. – Glutino holds a leading position in snacks and grocery x Significant sales & profit trajectory x Meaningful untapped growth opportunities in distribution and product offerings x Fits into Smart Balance’s core competencies of R&D, marketing, sales and operations x Identified synergies

Gluten-free is One of the Fastest Growing Categories in Food & is Expected to Double in the Next Five Years

U.S. Gluten-Free Market Size *



2004
$0.6bn
2004–2010 CAGR: +28%
2010
$2.6bn
2010–2015E CAGR: +16%
2015E
$5.5bn

Key Category Growth Drivers

- Growing base of "core" consumers
- Expanded adoption by health and wellness consumers
- Increasing penetration of Conventional retail channel
- Continued introduction of new gluten-free products

* Source: Packaged Facts Gluten Free Foods and Beverages in the US, third Edition (February 2011). Market size estimate as per Packaged Facts. Other market research sources estimate 2010 gluten-free foods market size to be $1.7 billion (G.I.A.), $1.2 billion (Euromonitor) and $1.2 billion (LEK).

SMART BALANCE, INC. | 8

$38.2 $31.9 $6.3 $2.4 $0.6 $6.6 PF SMBL Udi's Glutino Pamelas Tinkyada Schar $98.8 $55.4 $43.5 $18.4 $16.5 $15.4 PF SMBL Udi's Glutino Pamelas Tinkyada Schar Transformational Acquisition 9 * Based on SPINS data for the 52 week period ended March 17, 2012. Only includes data for top 10 companies in each channel. Top Ten Dedicated Gluten Free Brands (*) U.S. Natural & Supermarket Channels ▪ Over the past twelve months, the gluten - free industry increased approximately 15% ▪ However, the top 10 Dedicated Brands in total have grown 35% over the same period ▪ Last year, Udi’s grew more than the other top nine brands combined Total Net Sales (in $mm) 52 Week Sales Growth (in $mm)

Transformational Acquisition 10 * Pro - forma for full year 2012 Udi’s contribution ▪ Udi’s is expected to accelerate the Company’s growth rate ▪ Increases the Company’s mix to “natural ” brands: – The combination will result in “natural” brands (Udi’s, Glutino & Earth Balance) comprising approximately half of PF 2012E net sales 2009 2012E 2012E Post Udi’s Acquisition* Grocery 21% Spreads (ex-EB) 68% Milk 3% Earth Balance 8% Grocery 12% Gluten Free 23% Earth Balance 12% Milk 8% Spreads (ex-EB) 45% Grocery 10% Milk 6% Spreads (ex-EB) 36% Gluten Free 38% Earth Balance 10% Natural Brands = 48%

Transformational Acquisition 11 Source: Based on Nielsen/SPINS data for the 52 week period ended April 14, 2012. Top Five Stand - alone “Natural Food Companies ” Based on Natural & Grocery Retail Sales Rank Stand-alone Natural Food Company % Change vs. YAG #1 Hain Celestial (Celestial, Imagine, Earth's Best, Garden of Eatin, etc.) 7% #2 Amy's Kitchen 10% #3 Organic Valley 12% #4 Udi's, Glutino, Earth Balance 70% #5 Annie's 11%

Growth Opportunities • Food Service: – Leverage Food Service infrastructure to SMBL brands: • Earth Balance • Glutino • Smart Balance • New Distribution: – Top - to - Top calls with complementary brands – Ability to become leading vendor across a wide number of categories • Leverage Glutino’s Expertise in Grocery Items 12

Investment Summary • Udi’s acquisition will be transformational for Smart Balance, as it diversifies the Company’s portfolio of health and wellness brands, positions it as a leader in gluten - free , and accelerates its growth • The gluten - free industry has phenomenal growth and is very strategic to Smart Balance’s vision • Udi’s is complementary to Glutino. Udi’s has done an exceptional job building a leading position in the bread & baked goods categories (categories for those avoiding gluten) and Glutino has a leading position in snacks and grocery • For 2013, we expect the transaction to be accretive to cash EPS* • The Company has identified future growth opportunities and cost synergies 13 * Cash EPS is defined as GAAP EPS plus incremental amortization of intangibles and depreciation related to the Udi’s transactio n.